UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On July 27, 2005, Medis Technologies Ltd. (the “Registrant”) accepted a Purchase Order (the “Purchase Order”) from ASE International Inc. totaling $57,600,000 for delivery, at $8.00 per unit, of 200,000 of the Registrant’s Power Pack product a month during the Registrant’s first year of full production of the Power Pack and 400,000 of the Registrant’s Power Pack product a month during the Registrant’s second year of full production of the Power Pack.

A copy of the press release announcing the Purchase Order is being filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired - None

(b)    Pro Forma Financial Information - None

(c)    Exhibits:

Exhibit No.	Description

99.1	Press release issued by the Registrant on July 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIS TECHNOLOGIES LTD.

Dated: July 29, 2005	By:	/s/ Howard Weingrow
Name: Howard Weingrow
Title: President